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[American Express Innovations(SM) Select]          20 Madison Avenue Extension                      (logo)
Variable Annuity Application                                     P.O. Box 5555                      AMERICAN
American Centurion Life Assurance Company                Albany, NY 12205-0555                       EXPRESS
                                                                                                        American
                                                                                                        Centurion
                                                                                                        Life
____________________________________________________________________________________________________________________________________

1.  Owner (check one)

[ ] Same as Annuitant (Do not complete Annuitant information below)             Home Telephone Number ( ) _________________________

[ ] Joint with annuitant - Only Available for Nonqualified Annuities            E-mail Address _____________________________________
    (Enter Joint Owner here; Annuitant-Owner in Section 2)

[ ] Other

Name (First, Middle Initial, Last)

____________________________________________________________________________________________________________________________________
Address (Street Address or P.O. Box, City, State, Zip)

____________________________________________________________________________________________________________________________________
Citizenship [ ] U.S [ ] Other (Country)_________________________        Sex [ ] M [ ] F

Date of Birth (MM/DD/YY) _____________________________ Social Security Number (Tax Identification Number) __________________________

For joint spousal owners, the annuitant's Social Security number will be used for tax reporting purposes unless you specify otherwise under Section 7 Remarks and Special Instructions
____________________________________________________________________________________________________________________________________

2. Annuitant Name (First, Middle Initial, Last)

____________________________________________________________________________________________________________________________________
Address (Street Address or P.O. Box, City, State, Zip)

____________________________________________________________________________________________________________________________________
Citizenship [ ] U.S [ ] Other (Country)_________________________        Sex [ ] M [ ] F

Date of Birth (MM/DD/YY) _____________________________ Social Security Number  (Tax Identification Number) _________________________
____________________________________________________________________________________________________________________________________

3. Beneficiary For joint spousal owners, the owner's spouse must be designated sole primary beneficiary if spousal continuation availability is desired.

Primary Beneficiary (Name, relationship to the Annuitant; if unrelated, include Social Security number and date of birth)

____________________________________________________________________________________________________________________________________

Contingent Beneficiary (Name, relationship to the Annuitant; if unrelated, include Social Security number and date of birth)
__________________________________________________________________________________________________________________________________

4. Replacement Complete the NY Definition of Replacement form and submit with this application. Did you answer yes to any of the
   Definition of Replacement questions? [ ] Yes [ ] No

If Yes, submit the completed NY replacement forms with this application.
____________________________________________________________________________________________________________________________________

5. Type of Annuity (check one) [ ] Non-qualified [ ] Traditional Individual Retirement Annuity (IRA) [ ] SEP-IRA [ ] Roth IRA
                               [ ] TSA Rollover

If IRA or SEP-IRA (check and complete applicable types)

    Traditional IRA:  Amount $_________________for _________ (year)                          Rollover IRA:  Amount $________________
    Traditional IRA:  Amount $_________________for _________ (year)                Trustee to Trustee IRA:  Amount $________________
  Roth Contributory:  Amount $_________________for _________ (year)                   Roth Conversion IRA:  Amount $________________
  Roth Contributory:  Amount $_________________for _________ (year)
            SEP-IRA:  Amount $_________________for _________ (year)
            SEP-IRA:  Amount $_________________for _________ (year)

NOTE:  If purchasing an annuity within a tax-deferred retirement plan (i.e. IRA , SEP-IRA or TSA), Section 9 must also be completed.
____________________________________________________________________________________________________________________________________

6. Benefit Selection (Please see Prospectus for fee information.)

Contract - Select One             Required Death Benefit: You must select one         Optional Benefits:  You may select only one.
                                                                                      Portfolio Navigator must be selected in box 8.
[ ] 7 year withdrawal charge      If you and the annuitant are age 79 or younger,     Guaranteed Minimum Income Benefit Rider (GMIB)
                                  please make a death benefit selection below. If     (through age 75;):
[ ] 5 year withdrawal charge      no selection is made the death benefit will            [ ] Income Assurer Benefit(SM) - MAV; OR
                                  default to ROP.                                        [ ] Income Assurer Benefit(SM) - 5%; OR
                                  [ ] Return of Payment (ROP)                            [ ] Income Assurer Benefit(SM) - Greater of
                                  [ ] Maximum Anniversary Value (MAV)                        MAV or 5%
                                                                                      OR
                                                                                      Guaranteed Minimum Withdrawal Benefit Rider
                                                                                      (GMWB) (through age 79):
                                                                                         [ ] The Guarantor(SM)  Withdrawal Benefit
                                                                                      OR
                                                                                      Guaranteed Minimum Accumulation Benefit Rider
                                                                                      (GMAB):
                                                                                         [ ] Accumulation Protector Benefit(SM)
____________________________________________________________________________________________________________________________________

                                                                                                       [ACL Innovations Select
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____________________________________________________________________________________________________________________________________

7. Remarks and Special Instructions (including special mailing instructions)

____________________________________________________________________________________________________________________________________

8. Purchase Payments Initial Purchase Payment $________________________________
(For DCA, SIP, Rebalancing, and Interest Sweep options, complete the Investment Options Form)
Payment Allocation*

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[ ] Portfolio Navigator (PN) - if elected,    [___% AXP(R) VP - Large Cap Equity Fund    [___% FTVIPT Franklin Small-Mid Cap
must be 100%. Complete the PN                 ___% AXP(R) VP - Large Cap Value Fund            Growth Securities Fund - Class 2
questionnaire, then complete and attach the   ___% AXP(R) VP - New Dimensions Fund(R)    ___% MFS(R) New Discovery Series -
enrollment form.                              ___% AXP(R) VP - S & P 500 Index Fund           Service Class
Fixed Account                                 ___% AIM V.I. Basic Value Fund, Series     ___% Oppenheimer Main Street Small Cap
___% ACL One Year Fixed Account                    II Shares                                  Fund/VA, Service Shares
[Cash Equivalents                             ___% AllianceBernstein VP Growth and       ___% Putnam VT Small Cap Value Fund -
___% AXP(R) VP - Cash Management Fund              Income                                     Class IB Shares
Short-Term Fixed Income                       Portfolio (Class B)                        ___% Wanger US Smaller Companies
___% AXP(R) VP - Short Duration U.S.          ___% American Century(R) VP Ultra, Class        World Stock
     Government Fund                               II                                    ___% FTVIPT Templeton Growth Securuties
Long-/Intermediate Term Fixed Income          ___% Dreyfus VIF Appreciation Portfolio         Fund - Class 2
___% AXP(R) VP - Diversified Bond Fund             - Service                             ___% Oppenheimer Global Securities
___% American Century(R) VP Inflation         Share Class                                     Fund/VA, Service Shares
     Protection, Class II                     ___% Fidelity VIP Contrafund(R)            International Stock
___% Fidelity VIP Investment Grade Bond            Portfolio Service Class 2             ___% AXP(R) VP - Threadneedle Emerging
     Fund Service Class 2                     ___% Fidelity VIP Growth Portfolio              Markets Fund
Multi-Sector Fixed Income                          Service Class 2                       ___% AXP(R) VP - Threadneedle
___% Oppenheimer Strategic Bond               ___% MFS(R) Investors Growth Stock              International Fund
     Fund/VA, Service Shares                       Series - Service Class                ___% AllianceBernstein VP International
International Fixed Income                    ___% Oppenheimer Capital Appreciation           Value Portfolio (Class B)
___% FTVIPT Templeton Global Income                Fund/VA, Service Shares               ___% American Century(R) VP
     Fund - Class 2                           ___% Van Kampen LIT Comstock Portfolio          International, Class II
High-Yield Fixed Income                            Class II Shares                       ___% Dreyfus VIF International Value
___% AXP(R) VP - High Yield Bond Fund         Mid Cap Stock                                   Portfolio - Service Share Class
___% AXP(R) VP - Income Opportunities         ___% AXP(R) VP - Equity Select Fund        ___% Fidelity VIP Overseas Portfolio
     Fund                                     ___% AXP(R) VP - Partners Select Value          Service Class 2
___% Columbia High Yield Fund, Variable            Fund                                  ___% Putnam VT International Equity
     Series, Class B                          ___% AIM V.I. Capital Development Fund,         Fund - Class IB Shares
Balanced                                           Series II Shares                      ___% Wanger International Small Cap
___% AllianceBernstein VP Total Return        ___% AIM V.I. Mid Cap Core Equity Fund,         Specialty/Sector
     Portfolio (Class B)                           Series II Shares                      ___% Dreyfus VIF Technology Growth
___% FTVIPT Franklin Income Securities        ___% American Century(R) VP Value, Class        Portfolio - Service Share Class
     Fund - Class 2                                II                                    ___% MFS(R) Utilities Series - Service
___% MFS(R) Total Return Series -             ___% Dreyfus VIF Midcap Stock Portfolio         Class
     Service Class                                 - Service Share Class                 ___% Putnam VT Health Sciences Fund -
Large Cap Stock                               ___% Fidelity VIP Mid Cap Portfolio             Class IB Shares
___% AXP(R) VP - Diversified Equity                Service Class 2                       ___% Van Kampen UIF U.S. Real Estate
     Income Fund                              ___% FTVIPT Franklin Rising Dividends           Portfolio, Class II Shares]
___% AXP(R) VP - Growth Fund]                      Securities Fund - Class 2
                                              ___% FTVIPT Mutual Shares Securities       -----------------------------------------
                                                   Fund - Class 2                        100% Must be whole numbers and total 100%
                                              ___% Goldman Sachs VIT Mid Cap Value
                                                   Fund
                                              ___% Putnam VT Vista Fund - Class IB
                                                   Shares
                                              Small Cap Stock
                                              ___% AXP(R) VP - Partners Small Cap
                                                   Value Fund
                                              ___% Colonial Small Cap Value Fund,
                                                   Variable Series, Class B]

* Must be whole numbers. Your above payment allocation instructions will remain in effect for any future payments you make until you change your instructions. Payments to the Fixed Account are limited to [30%] of each payment. We may decrease this Fixed Account percentage limit. We will provide 30 days advance written notification if we do so, and will notify you in writing when the restrictions are lifted.

____________________________________________________________________________________________________________________________________
9. If this annuity contract will be used to fund a tax-deferred retirement plan, please read and complete the information requested

1.   I understand that I am purchasing an annuity that will be used to fund a retirement plan that is tax-deferred under the
     Internal Revenue Code.

2.   I understand that any tax deferral benefits will be provided by the retirement plan, and that my annuity will not provide any necessary or additional tax deferral benefits.

3.   I have received a copy of "Things to Know About Using an Annuity to Fund Your Tax-Deferred Retirement Plan" and understand the contents.

4.   I have reviewed the costs of my annuity (including any mortality and expense risk fees, contract administrative charges, rider charges and withdrawal charges) and have decided that the benefits outweigh the costs for the following reasons (check or list all that apply).

[ ] Access to multiple investment managers                              [ ] Ability to transfer among multiple investment options
                                                                            without additional charges
[ ] Access to a guaranteed interest rate in the fixed accounts          [ ] Death benefit guarantees
[ ] Guaranteed lifetime income payout rates                             [ ] Retirement Income Guarantee

____________________________________________________________________________________________________________________________________
    Other (list)    ________________________________________________________________________________________________________________
    ________________________________________________________________________________________________________________________________


                                                                                                       [ACL Innovations Select
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10. Social Security or Taxpayer Identification Number Certification

You certify, under the penalties of perjury as required by Form W-9 of the Internal Revenue Service, that:

(1)  The number shown on this form is your correct taxpayer identification number (or you are waiting for a number to be issued to you), and

(2)  You are not subject to backup withholding because: (a) you are exempt from backup withholding, or (b) you have not been notified by the Internal Revenue Service that you are subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified you that you are no longer subject to backup withholding, and

(3)  You are a U.S. person (including a U.S. resident alien).

You must cross out item 2 above if you have been notified by the IRS that you are currently subject to backup withholding because you have failed to report all interest and dividends on your tax return.

____________________________________________________________________________________________________________________________________

11. I/We Agree That:

1.  All statements and answers given above are true and complete to the best of my/our knowledge and belief.
2.  Only an officer of American Centurion Life Assurance Company can modify any annuity contract or waive any requirement in this application.
3.  If joint spousal owners are named, ownership will be in joint tenancy with right of survivorship unless prohibited by state of settlement or specified otherwise in Section 7 Remarks and Special Instructions.
4.  I/we acknowledge receipt of the current prospectus for the variable annuity.
5.  I/we understand that earnings and values, when based on the investment experience of a variable fund, portfolio, account or subaccount, are not guaranteed and may both increase or decrease.
6.  Tax law requires that all non-qualified deferred annuity contracts issued by the same company, to the same contract owner, during the same calendar year are to be treated as a single, unified contract. The amount of income included and taxed in a distribution (or a transaction deemed a distribution under tax law) taken from any one of such contracts is determined by summing all such contracts together.
7.  I/we acknowledge receipt of American Centurion Life Assurance Company's Privacy Notice.
8.  I/we have read and understood the disclosures if applicable, listed in Section 9 above.
8.  If this annuity replaces any existing insurance or annuity, I/we acknowledge receipt of the Variable Annuity Replacement
    Disclosure or equivalent disclosure.
9.  I/we acknowledge receipt of the Product Disclosure.
10. The Internal Revenue Service does not require your consent to any provision of this document other than the certification required to avoid backup withholding (See Section 10).

Signatures

Location (City/State) ________________________________________________________    Date ___________________________

X____________________________________________
Owner Signature/Trustee or Custodian Signature (if Owner is Trust or Custodial account)

X____________________________________________
Joint Owner (if any) Signature

X____________________________________________
Annuitant Signature (if other than Owner)

____________________________________________________________________________________________________________________________________

12. Agent's Report (Type or Print)

Agent's Name__________________________________________________  Agent's Social Security Number _____________________________________

Agency Name and Number (if applicable)______________________________________________________________________________________________
Telephone Number (   ) __________________ Fax Number (   ) _______________________ Sale Location ___________________________________
E-mail Address______________________________________________________________________________________________________________________
Branch Address______________________________________________________________________________________________________________________

I hereby certify I personally solicited this application; that the application and this report are complete and accurate to the best of my knowledge and belief. If a replacement is occurring, I have provided details -- company, contract number, amount, reason --
under Section 7 Remarks and Special Instructions and have completed any state replacement requirements including any required state replacement forms (and I certify that only insurer approved sales materials were used and copies of all sales material were left with the customer).

Check One Box Below
To the best of my knowledge, this application [ ] does [ ] does not             For Agent Use Only (check one)
involve replacement of existing life insurance or annuities.                    [ ] Option A [ [ ] Option B [ ] Option C[ ] ]

X________________________________
Licensed Agent Signature

                                                                                                       [ACL Innovations Select
273635-NY                                         APPLICATION CONTINUES                                   276365-NY A (5/05) ]
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